Exhibit 10.7C

Amendment Number 2

To

Final Settlement Agreement

Re Cancellation of Syntron, Inc.

Purchase Orders 45224 & 203491

This Amendment Number 2 modifies the Final Settlement Agreement Re Cancellation of Syntron, Inc. Purchase Orders 45224 & 203491 between Chesapeake Sciences Corporation and Syntron, Inc. and Amendment 1 thereto. The Final Settlement Agreement Re Cancellation of Syntron, Inc. Purchase Orders 45224 & 203491 between Chesapeake Sciences Corporation and Syntron, Inc., Amendment Number 1 thereto, and this Amendment Number 2 shall be referred to collectively as the “Agreement”. Chesapeake Sciences Corporation, Syntron, Inc., Hytek Microsystems Incorporated and Sercel, Inc. agree as follows:

1.	Paragraph 7., sub-paragraph a. – replace in its entirety with:

a. The Unit Price for the completed specific hybrid assemblies shall be as follows:

Syntron Part Number	Description	Unit Price
65-400001	OSC/ATTEN	$260.00
65-400002	Old PREAMP	$300.00
65-400003	TRACK/EQUAL	$205.00
65-400004	West PREAMP	$300.00

2.	Paragraph 7., sub-paragraph c. – Replace in its entirety

3.	Chesapeake Sciences Corporation assigns, and Hytek Microsystems Incorporated accepts, all of the Chesapeake Sciences Corporation rights and obligations as they exist under the Agreement as of 11 July 2001 with the explicit exclusion of any then currently open Purchase Orders issued by Sercel, Inc. to Chesapeake Sciences Corporation related to the Final Settlement Agreement Re Cancellation of Syntron, Inc. Purchase Orders 45224 & 203491 between Chesapeake Sciences Corporation and Syntron, Inc. and Amendment Number 1 thereto.

4.	Sercel, Inc., which acquired the on-going business of Syntron, Inc. including the rights and obligations as they then existed under the Final Settlement Agreement Re Cancellation of Syntron, Inc. Purchase Orders 45224 & 203491 between Chesapeake Sciences Corporation and Syntron, Inc. and Amendment Number 1 thereto, agrees to the assignment indicated in Paragraph 3. above.

5.	All other terms and conditions of the Agreement remain unchanged.

IN WITNESS THEROF, the parties have duly executed this Amendment Number 12 to be effective as of 11 July 2001.

AGREED ON BEHALF OF HYTEK MICROSYSTEMS INCORPORATED	AGREED ON BEHALF OF CHESAPEAKE SCIENCES CORPORATION

By:	By:
/s/ Jon Presnell	/s/ Gordon Cumming

Printed Name:	Printed Name:

Title: President	Title: Vice President

Date: 18 July 2001	Date: 17 July 2001

AGREED ON BEHALF OF SERCEL, INC.

By:
Copy Unsigned
Printed Name:

Title:

Date: